                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 22, 1995


                             EQK REALTY INVESTORS I
- -------------------------------------------------------------------------------



Massachusetts                       1-8815                     23-2320360
- --------------------------  ------------------------    ------------------------
(State or other juris-      (Commission File Number)          (IRS Employer
diction of incorporation)                                  Identification No.)


5775 Peachtree Dunwoody Road, Suite 200D, Atlanta, GA              30342
- -----------------------------------------------------           -----------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code    (404) 303-6100
                                                      --------------


                                      N/A
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                        Exhibit Index Appears on Page 4


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Item 5.          Other Events

                 EQK Realty Investors I (the "Company") filed its Annual Report on Form 10-K for the year ended December 31, 1994 with the U.S. Securities and Exchange Commission on March 30, 1995 (the "Form 10-K"). The report on the Company's financial statements issued by Deloitte & Touche LLP included in such filing contained the following "emphasis of a matter" paragraph as its fifth and final paragraph:

                          As discussed in Note 2 to the financial statements, the Trust's existing mortgage note and its term loan mature on December 15, 1995. Management's plans with regard to the maturity of the mortgage note and term loan are also described in Note 2.

                 On April 28, 1995, the Company commenced distribution of its 1994 Annual Report to its shareholders. Subsequent to the completion of the distribution, the Company noted that because of a printing error the report of Deloitte & Touche LLP included in the 1994 Annual Report did not contain the same wording of this fifth paragraph as had been included in the Form 10-K.

                 On June 22, 1995 the Company notified its shareholders of this printing error by letter and provided the shareholders with the appropriate independent auditors' report.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits


                 (c)      Exhibits

                 99.1 Notification letter sent by the Company dated June 22, 1995 with the appropriate report of Deloitte & Touche LLP, independent accountants, dated March 10, 1995.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EQK REALTY INVESTORS I



DATE:  JUNE 22, 1995           BY: /S/ WILLIAM G. BROWN, JR.
                                   ------------------------------------------
                                   NAME:  WILLIAM G. BROWN, JR.
                                   TITLE: VICE PRESIDENT AND CONTROLLER
                                          (PRINCIPAL ACCOUNTING OFFICER)





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                                 EXHIBIT INDEX


Exhibit                                                                                                              Sequentially
Number                                                                                                               Numbered Page
99.1                      Notification letter sent by the Company                                                        5
                          dated June 22, 1995 with the appropriate
                          report of Deloitte & Touche LLP,
                          independent accountants, dated March 10, 1995.





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